UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

Anteris Technologies Global Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-42437	99-1407174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Toowong Tower, Level 3, Suite 302 9 Sherwood Road Toowong, QLD Australia	4066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 7 3152 3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 16, 2024, Anteris Technologies Global Corp. (the “Company”) completed its previously announced initial public offering (the “IPO”) of 14,800,000 shares of its common stock, par value $0.0001 per share (“Common Stock”), described in the Company’s prospectus dated December 12, 2024 (the “Prospectus”), as filed with the Securities and Exchange Commission (“SEC”) on December 13, 2024 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

Prior to the consummation of the IPO, the Company completed a series of reorganization transactions (the “Reorganization”) pursuant to which it received all of the issued and outstanding shares of Anteris Technologies Ltd (“ATL”), which was formerly an Australian public company originally registered in Western Australia, Australia and listed on the Australian Securities Exchange (“ASX”), pursuant to a scheme of arrangement under Australian law between ATL and its shareholders (the “Scheme”) under Part 5.1 of the Australian Corporations Act 2001 (Cth) (the “Corporations Act”). Contemporaneously with implementation of the Scheme, ATL also cancelled all existing options it has on issue in exchange for the Company issuing replacement options to acquire Common Stock pursuant to a scheme of arrangement between ATL and its optionholders (the “Option Scheme”) under Part 5.1 of the Corporations Act. The Scheme was approved by ATL’s shareholders at a general meeting of shareholders, which was held on December 3, 2024. The Option Scheme was approved by ATL’s optionholders at a general meeting of optionholders held on the same day. ATL obtained approval of the Scheme and the Option Scheme by the Supreme Court of Queensland on December 4, 2024. As a result of the Reorganization, ATL became a wholly owned subsidiary of the Company and the shareholders of ATL immediately prior to the consummation of the IPO became holders of the either one share of Common Stock for every ordinary share of ATL or one CHESS Depositary Interest over the Common Stock (a “CDI”) for every one ordinary share of ATL for each share held as of the record date. The foregoing descriptions of the Scheme and the Option Scheme do not purport to be complete and are qualified in their entirety by reference to a copy of the Scheme Implementation Deed, dated August 13, 2024, by and between the Company and ATL, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Reorganization, on December 13, 2024, the Company issued (i) 21,139,816 shares of Common Stock to shareholders of ATL, 20,360,496 of which are represented by CDIs, pursuant to the Scheme and (ii) 6,117,807 options to purchase shares of Common Stock pursuant to the Option Scheme. The foregoing issuances were made pursuant to an exemption from registration under Section 3(a)(10) of the Securities Act. Each option is exercisable into one share of Common Stock, including as represented by a CDI, upon the payment of the relevant exercise price.

The rights of the holders of Common Stock are described in the Prospectus in the section titled “Description of Capital Stock—Common Stock,” which description is incorporated herein by reference. The rights of the holders of CDIs are described in the Prospectus in the section titled “Description of Capital Stock—CDIs,” which description is incorporated herein by reference. CDI holders may at any time convert their CDIs to a holding of shares of Common Stock and shares of Common Stock may at any time be converted into CDIs and traded on the ASX.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Anteris Technologies Global Corp. Equity Incentive Plan

Prior to the consummation of the IPO and the Reorganization, the Company adopted the Anteris Technologies Global Corp. Equity Incentive Plan (the “Equity Plan”). The Equity Plan became effective on December 12, 2024. The terms of the Equity Plan are described in the Prospectus in the section titled “Executive Compensation—Anteris Technologies Global Corp. Equity Incentive Plan (New),” which description is incorporated herein by reference. The foregoing description of the Equity Plan does not purport to be complete and is qualified in its entirety by the full text of the Equity Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Board of Directors Changes

On December 13, 2024 and upon the effectiveness of the Second Amended and Restated Certificate (as defined below), the Board of Directors of the Company (the “Board”) was divided into three classes with staggered three-year terms. The three classes of the Board are designated as follows:

•	The Class I director is Mr. John Seaberg, and his term will expire at the annual meeting of stockholders to be held in 2025;

•	The Class II director is Mr. Stephen Denaro, and his term will expire at the annual meeting of stockholders to be held in 2026; and

•	The Class III directors are Mr. Wayne Paterson and Dr. Wenyi Gu, and their terms will expire at the annual meeting of stockholders to be held in 2027.

Pursuant to the terms of the Second Amended and Restated Certificate, only one class of directors will be elected at each annual meeting of stockholders. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors are elected and qualified.

In addition, the Board established three standing committees of the Board, consisting of the Audit and Risk Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Company appointed the following directors to serve on each committee as follows:

•	Audit and Risk Committee: Mr. Denaro (Chair), Dr. Gu and Mr. Seaberg;

•	Compensation Committee: Mr. Seaberg (Chair), Dr. Gu and Mr. Denaro; and

•	Nominating and Corporate Governance Committee: Mr. Seaberg (Chair), Dr. Gu and Mr. Denaro.

Employment Agreements

Effective as of the completion of the Reorganization, the Company (or ATL, as applicable) entered into revised employment agreements with each of: (i) Mr. Wayne Paterson, relating to his service as the Company’s Chief Executive Officer, (ii) Mr. Matthew McDonnell, relating to his service as the Company’s Chief Financial Officer, and (iii) Mr. David St Denis, relating to his service as the Company’s Chief Operating Officer (collectively, the “Employment Agreements”). The terms of the Employment Agreements are described in the Prospectus in the section entitled “Executive Compensation—Revised Executive Employment Agreements,” which descriptions are incorporated herein by reference. The foregoing descriptions of the Employment Agreements do not purport to be complete and are qualified in their entirety by the full text of the Employment Agreements, copies of which are attached hereto as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2024, the Company filed its Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”) with the Secretary of State of the State of Delaware. Also on December 13, 2024, the Company adopted its Amended and Restated Bylaws (the “Restated Bylaws”). A description of the Second Amended and Restated Certificate and the Restated Bylaws is set forth in the Prospectus in the section titled “Description of Capital Stock,” which description is incorporated herein by reference.

The Second Amended and Restated Certificate and Restated Bylaws contain provisions that, among other things:

•	Authorize the Board to amend or repeal the Restated Bylaws of the Company;

•	Require the affirmative vote of holders of at least 75% of the voting power of all of the then-outstanding shares of the voting stock, voting together as a single class, to amend certain provisions of the Second Amended and Restated Certificate or the Restated Bylaws;

•	Require that stockholder action be taken only at a duly called annual or special meeting of stockholders and may not be taken by means of any consent in writing of such stockholders; and

•	Require advance notice of stockholder nominations for the election of directors or to propose matters to be acted upon at a stockholders’ meeting.

The foregoing description of the Second Amended and Restated Certificate and the Restated Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Second Amended and Restated Certificate and the Restated Bylaws, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Channels for Disclosure of Information

Investors and others should note that the Company may announce material information to the public through filings with the SEC, its website (www.anteristech.com), press releases, public conference calls and public webcasts. The Company uses these channels, as well as social media, to communicate with the public about the Company and other matters. As such, investors, the media and others are encouraged to review the information disclosed through the Company’s social media and other channels listed above as such information could be deemed to be material information. Please note that this list may be updated from time to time.

The information furnished pursuant to Item 7.01 on this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On December 16, 2024, the Company closed its IPO of 14,800,000 shares of its Common Stock, at a price to the public of $6.00 per share. The net proceeds to the Company from the IPO, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, was $80.0 million.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Scheme Implementation Deed, dated August 13, 2024, by and between Anteris Technologies Global Corp. and Anteris Technologies Ltd (incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-283414), filed with the SEC on December 9, 2024).

3.1	Second Amended and Restated Certificate of Incorporation of Anteris Technologies Global Corp.

3.2	Amended and Restated Bylaws of Anteris Technologies Global Corp.

10.1	Anteris Technologies Global Corp. Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-283414), filed with the SEC on December 9, 2024).

10.2	Amended and Restated Employment Agreement, dated November 18, 2024, by and between Anteris Technologies Global Corp. and Wayne Paterson (incorporated by reference to Exhibit 10.24 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-283414), filed with the SEC on December 9, 2024).

10.3	Contract of Employment, dated November 19, 2024, by and between Anteris Technologies Ltd and Matthew McDonnell (incorporated by reference to Exhibit 10.25 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-283414), filed with the SEC on December 9, 2024).

10.4	Amended and Restated Employment Agreement, dated November 19, 2024, by and between Anteris Technologies Global Corp. and David St Denis (incorporated by reference to Exhibit 10.26 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-283414), filed with the SEC on December 9, 2024).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anteris Technologies Global Corp.
Date: December 16, 2024

	By:	/s/ Wayne Paterson
	Name:	Wayne Paterson
	Title:	Chief Executive Officer